Exhibit 10.3

STATE OF LOUISIANA	:	ADDENDUM NUMBER ONE TO
PARISH OF CALCASIEU	:	MEMORANDUM OF LEASE

THIS ADDENDUM NUMBER ONE TO MEMORANDUM OF LEASE is made by and between the LAKE CHARLES HARBOR & TERMINAL DISTRICT, a political subdivision of the State of Louisiana, (hereinafter referred to as “Landlord”), and PNK (LAKE CHARLES), L.L.C., a Louisiana limited liability company, (hereinafter referred to as “Tenant”):

W I T N E S S E T H :

WHEREAS, Landlord is the owner of property situated in Calcasieu Parish, Louisiana, which is currently under lease between the parties hereto; and

WHEREAS, the parties hereto desire to amend that certain Memorandum of Lease dated August 21, 2003, attached hereto as Exhibit “X”, and recorded in the records of Calcasieu Parish, Louisiana, under clerk’s file number 2639841, at Conveyance Book 3026, page 632, in the following manner, to-wit:

BY AMENDING number 4 to read as follows:

“4. The Ground Lease Agreement is dated as of August 19, 2002 and the Ground Lease Commencement Date is May 20, 2005 in accordance with the Ground Lease Agreement and as evidenced by correspondence from the Louisiana Gaming Control Board dated May 20, 2005 which authorizes the commencement of gaming operations; said correspondence is attached hereto and made a part hereof as Exhibit ‘1’.”

All other terms, conditions, and agreements set forth in that Memorandum of Lease attached hereto and made a part hereof as Exhibit “X” shall be applicable to this addendum and are hereby specifically adopted and made a part of this addendum.

1

IN WITNESS WHEREOF Landlord has executed this Addendum Number One to Memorandum of Lease at Lake Charles, Louisiana, on this 5th day of July, 2005.

WITNESSES:	LAKE CHARLES HARBOR & TERMINAL DISTRICT

/s/ KARA M. BOLEN	BY:	/s/ R. ADAM MCBRIDE
(signature)		R. ADAM McBRIDE
Kara M. Bolen		Port Director
(print name)

/s/ SHARON EDWARDS
(signature)
Sharon Edwards
(print name)

IN WITNESS WHEREOF Tenant has executed this Addendum Number One to Memorandum of Lease at Las Vegas, Nevada, on this 1st day of July, 2005.

WITNESSES:	PNK (LAKE CHARLES), L.L.C.

/s/ ELAINE PUMPHREY	BY:	/s/ JOHN A. GODFREY
(signature)		JOHN A. GODFREY
Elaine Pumphrey		Executive Vice President,
(print name)		Secretary and General Counsel Of Pinnacle Entertainment, Inc. Its Sole Member

/s/ MARIA DEL CARMEN CORRAL
(signature)
Maria Del Carmen Corral
(print name)

2

EXHIBIT “1”

[SEAL APPEARS HERE]

KATHLEEN BABINEAUX BLANCO	H. CHARLES GAUDIN
GOVERNOR	CHAIRMAN

ANNE LACOUR NEEB
EXECUTIVE DIRECTOR

May 20, 2005

Larry Lepinski, General Manager

The Pinnacle Casino Resort

L’Auberge du Lac

3202 Nelson Road

Lake Charles, Louisiana 70601

Re:	PNK (Lake Charles), L.L.C.

Dear Mr. Lepinski:

This is our notification that the Louisiana Gaming Control Board has received confirmation from the Office of State Police that the approved project is substantially complete. Subject to all applicable laws, regulations, prior Board approvals, resolutions, and conditions, PNK may open the Approved Project to the public and commence gaming operations.

Most sincerely,

/s/ H. CHARLES GAUDIN
H. Charles Gaudin, Chairman
Louisiana Gaming Control Board

HCG: jll

cc:	Joseph Lentini, Captain, Casino Gaming, Louisiana State Police

Billie J. Larry, Director, Attorney General’s Gaming Division

9100 Bluebonnet Centre, Suite 500. Baton Rouge, LA 70809

Phone: (225) 295-8450 Fax: (225) 295-8479

EXHIBIT “X”

MEMORANDUM OF LEASE

This Memorandum of Lease is made as of this 21st day of August, 2003, between the LAKE CHARLES HARBOR & TERMINAL DISTRICT, a political subdivision of the State of Louisiana, (the “Landlord”), and PNK (LAKE CHARLES), L.L.C., a Louisiana limited liability company, (the “Tenant”).

PREAMBLE

Landlord and Tenant have entered into a Ground Lease Agreement as of August 19, 2002 and are desirous of entering into this Memorandum of Lease.

NOW, THEREFORE, to evidence for purpose of recordation the existence of the above Ground Lease Agreement, Landlord and Tenant hereby set forth the following information with respect to the Ground Lease Agreement:

1.	The name and identity of the landlord is LAKE CHARLES HARBOR & TERMINAL DISTRICT (Landlord), a political subdivision of the State of Louisiana.

2.	The name and identity of the tenant is PNK (LAKE CHARLES), L.L.C. (Tenant), a Louisiana limited liability company. Pinnacle Entertainment, Inc. as the Parent of Tenant has guaranteed the obligation of the Tenant under the Ground Lease Agreement.

3.	The addresses set forth in the Ground Lease Agreement as addresses of the parties are:

Landlord:

Lake Charles Harbor & Terminal District

150 Marine Street

P.O. Box 3753

Lake Charles, LA 70602

ATTN: Port Director

Tenant:

PNK (Lake Charles), L.L.C.

Suite 1800

3800 Howard Hughes Parkway

Las Vegas, NV 89109

ATTN: General Counsel

4.	The Ground Lease Agreement is dated as of August 19, 2002.

5.	Landlord has leased to Tenant certain premises located in Calcasieu Parish, Louisiana, which are particularly described on Exhibit “A” attached hereto.

6.	The initial term of the Ground Lease Agreement is for a period of ten (10) years and there are six (6) additional ten (10) year option terms.

7.	Landlord has granted to Tenant an option to lease the Option Selection Area located adjacent to the premises described on Exhibit “A” attached hereto, as that property is described on Exhibit “B” attached hereto, pursuant to that certain Exercising of Option to Lease Immovable property Situated in Calcasieu Parish, Louisiana.

8.	This Memorandum of Lease does not contain all provisions of the Ground Lease Agreement between Landlord and Tenant and both Landlord and Tenant agree that neither party desires to revise, change or modify any provision of the Ground Lease Agreement by execution of this Memorandum of Lease. In the event there are any differences between this Memorandum of Lease and the Ground Lease Agreement, the Ground Lease Agreement shall control.

9.	Landlord has granted Tenant a 100 foot construction servitude, as described on Exhibit “C”.

THUS DONE AND SIGNED as of the date first written hereinabove.

LAKE CHARLES HARBOR & TERMINAL DISTRICT

BY:	/s/ R. ADAM MCBRIDE
R. ADAM McBRIDE, Port Director

BY:	/s/ FRED R. GODWIN
FRED R. GODWIN, President, Board of Commissioners

PNK (LAKE CHARLES), L.L.C.

BY:	/s/ DANIEL R. LEE
Name:	Daniel R. Lee
Title:	CEO of Pinnacle Entertainment, Inc., its sole member

EXHIBIT A

PARCEL 1

DESCRIPTION:

That certain tract or parcel of land lying in Section Eleven (11), Township Ten (10) South, Range Nine (9) West, Calcasieu Parish, Louisiana, and being all of Lot Ten (10) and a portion of Lots Six (6), Seven (7), Eight (8), Nine (9), Eleven (11), Fourteen (14), Fifteen (15), and Sixteen (16) of said Section Eleven (11), being more particularly described as follows to-wit:

Commencing at the Southwest corner of the Barthelemew Lebleu Claim of Irregular Section Thirty-eight (38), Township Ten (10) South, Range Nine (9) West, Calcasieu Parish, Louisiana;

Thence North 22° 21’ 49” East, along the West line of said Section Thirty Eight (38), for a distance of 383.63 feet to a point lying 120.0 feet North of the South line of the aforesaid Section Eleven (11);

Thence North 89° 11’ 50” West, parallel with and 120.0 feet North of the South line of said Section Eleven (11), for a distance of 161.29 feet, the Point of Beginning and Southeast corner of herein described tract;

Thence North 89° 11’ 50” West, parallel with and 120.0 feet North of the South line of said Section Eleven (11), for a distance of 1884.95 feet to a point 396.82 feet West of the East line of Lot Fourteen (14) of said Section Eleven (11), the Southwest corner of herein described tract;

Thence North 00° 53’ 19” East, parallel with and 396.82 feet West of said East line of Lot Fourteen (14) and the West line of Lot Ten (10), for a distance of 1671.72 feet to a point lying 463.74 feet North of the South line of Lot Eleven (11) of said Section Eleven (11);

Thence North 89° 11’ 50” West, parallel with the South line of the aforesaid Section Eleven (11), for a distance of 200.00 feet to a point lying 596.82 feet West of the East line of Lot Eleven (11) of said Section Eleven (11);

Thence North 00° 53’ 19” East, parallel with and 596.82 feet Westerly of the East line of said Lot Eleven (11), for a distance of 553.77 feet;

Thence North 49° 09’ 02” West for a distance of 948.23 feet, to a point on the left descending bank of the Calcasieu River, the Northwest corner of herein described tract;

Thence meandering along said left descending bank of the Calcasieu River, in a general direction of North 57° 18’ 13” East, for a distance of 325.84 feet;

Thence meandering along said left descending bank of the Calcasieu River, in a general direction of North 51° 38’ 18” East, for a distance of 330.17 feet;

Thence meandering along said left descending bank of the Calcasieu River, in a general direction of North 56° 19’ 43” East, for a distance of 441.64 feet;

Thence meandering along said left descending bank of the Calcasieu River, in a general direction of North 43° 18’ 27” East, for a distance of 350.17 feet;

Thence meandering along said left descending bank of the Calcasieu River, in a general direction of North 41° 45’ 57” East, for a distance of 271.08 feet to a point lying 600.0 feet South of and parallel with the face of the existing fender system at Berth Nine of the Port of Lake Charles Facility;

Thence South 70° 45’ 08” East, 600.0 feet South of and parallel with the face of said fender system, for a distance of 2682.96 feet to the West right of way line of the proposed Nelson Road extension project, the Northeast corner of herein described tract;

Thence South 14° 17’ 53” West, along the West right of way line of said proposed Nelson Road extension project, for a distance of 630.95 feet;

Thence North 75° 42’ 07” West, along the West right of way line of said proposed Nelson Road extension project, for a distance of 40.00 feet;

Thence South 14° 17’ 53” West, along the West right of way line of said proposed Nelson Road extension project, for a distance of 389.36 feet to the Point of Curvature of a tangent curve to the left having a radius of 1054.93 feet and a central angle of 35° 29’ 11”;

Thence Southerly, along said tangent curve to the left and West right of way line, through an angle of 29° 41’ 56” for an arc length distance of 546.81 feet, said curve having a chord of South 00° 33’ 05” East 540.71 feet, to a point on the West line of Section Thirty-eight (38), said point also being on the West line of hereon described Parcel 3.;

Thence South 22° 21’ 49” West, along the West line of said Section Thirty-eight (38) and contiguous with the West line of said Parcel 3, for a distance of 553.70 to a point lying in a curve to the right having a radius of 400.00 feet and a central angle of 50° 25’ 21”;

Thence Westerly, along said curve to the right, through an angle of 21° 39’ 01” for an arc length distance of 151.15 feet to a point lying 150.00 feet West of the West line of said Section Thirty-eight (38), said curve having a chord of North 70° 56’ 46” West 150.25 feet;

Thence South 22° 21’ 49” West, 150.00 feet West of and parallel with the West line of said Section Thirty-eight (38), for a distance of 1179.15 feet to the Point of Beginning.

Herein described tract containing 224.08 acres, more or less.

PARCEL 2:

DESCRIPTION:

That certain tract or parcel of land lying in the Northeast Quarter of the Northeast Quarter (NE/4 - NE/4) of Section Fourteen (14), Township Ten (10) South, Range Nine (9) West, Calcasieu Parish, Louisiana, being more particularly described as follows to-wit:

Beginning at an existing 1” rod marking the Northwest corner of the Northeast Quarter of the Northeast Quarter (NE/4 - NE/4) of Section Fourteen (14), Township Ten (10) South, Range Nine (9) West, Calcasieu Parish, Louisiana, said point being the Northwest corner of herein described tract;

Thence South 89%%d 12’ 01” East, along the North line of said Section Fourteen (14), for a distance of 263.29 feet, to the West line of Irregular Section Thirty Eight (38), Township Ten (10) South, Range Nine (9) West, Calcasieu Parish, Louisiana, the Northeast corner of herein described tract;

Thence South 22%%d 21’ 49” West, along the said West line of Irregular Section Thirty Eight (38), for a distance of 190.49 feet to the North Right-of-Way line of Cagle Lane, the Southeast corner of herein described tract;

Thence North 88%%d 15’ 23” West, along said North Right-of-Way line of Cagle Lane, for a distance of 193.65 feet to the West line of the Northeast Quarter of the Northeast Quarter (NE/4 - NE/4) of said Section Fourteen (14), the Southwest corner of herein described tract;

Thence North 00%%d 54’ 47” East, along said West line of Section Fourteen (14), for a distance of 173.97 feet to the Point of Beginning.

Herein described tract containing 0.92 acres, more or less.

PARCEL 3

DESCRIPTION:

That certain tract or parcel of land lying in Lots Nine (9) and Sixteen (16) of Section Eleven (11) and the West Half (W/2) of Irregular Section Thirty-eight (38), Township Ten (10) South, Range Nine (9) West, Calcasieu Parish, Louisiana, being more particularly described as follows to-wit:

Commencing at the Southwest corner of the Barthelemew Lebleu Claim of Irregular Section Thirty-eight (38), Township Ten (10) South, Range Nine (9) West, Calcasieu Parish, Louisiana;

Thence North 22° 21’ 49” East, along the West line of said Section Thirty Eight (38), for a distance of 383.63 feet to a point lying 120.0 feet North of the South line of the aforesaid Section Eleven (11);

Thence North 89° 11’ 50” West, parallel with and 120.0 feet North of the South line of said Section Eleven (11), for a distance of 161.29 feet;

Thence North 22° 21’ 49” East, 150.0 feet West of and parallel with the West line of said Section Thirty Eight (38), for a distance of 1179.15 feet to a point lying in a tangent curve to the left having a radius of 400.00 feet and a central angle of 50° 25’ 21”;

Thence Easterly, along said tangent curve to the left through an angle of 21° 39’ 01” for an arc length distance of 151.15 feet to a point lying on the West line of said Section Thirty-eight (38) said curve having a chord of North 70° 56’ 46” West 150.25 feet, the Point of Beginning of herein described tract

Thence North 22° 21’ 49” East, along the West line of said Section Thirty-eight (38), for a distance of 533.70 feet to a point lying in a tangent curve to the left having a radius of 1054.93 feet and a central angle of 35° 29’ 11”, said point also being on the West right of way line of the proposed Nelson Road Extension;

Thence Southerly, along said tangent curve to the left and West right of way line, through an angle of 05° 47’ 15” for an arc length distance of 106.56 feet to the Point of Tangent of said curve;

Thence South 21° 11’ 18” East, along said West right of way line, for a distance of 398.53 feet;

Thence North 65° 51’ 57” West for a distance of 71.11 feet;

Thence South 69° 27’ 24” West for a distance of 134.18 feet to the Point of Curvature of a tangent curve to the right having a radius of 400.00 feet and a central angle of 50° 25’ 21”;

Thence Westerly, along said tangent curve to the right, through an angle of 28° 46’ 20” for an arc length distance of 200.87 feet to the Point of Beginning of herein described tract.

Herein described tract containing 2.11 acres, more or less.

EXHIBIT B

OPTION SELECTION AREA

DESCRIPTION:

That certain tract or parcel of land lying in Section Eleven (11), Township Ten (10) South, Range Nine (9) West, Calcasieu Parish, Louisiana, being a portion of Lot Six (6), Eleven (11), Twelve (12), Thirteen (13) and Fourteen (14) of said Section Eleven (11), and being more particularly described as follows to-wit:

Commencing at the Southwest corner of the Barthelemew Lebleu Claim of Irregular Section Thirty-eight (38), Township Ten (10) South, Range Nine (9) West, Calcasieu Parish, Louisiana;

Thence North 22° 21’ 49” East, along the West line of said Section Thirty Eight (38), for a distance of 383.63 feet to a point lying 120.0 feet North of the South line of the aforesaid Section Eleven (11);

Thence North 89° 11’ 50” West, parallel with and 120.0 feet North of the South line of said Section Eleven (11), for a distance of 2046.24 feet to a point 396.82 feet West of the East line of Lot Fourteen (14) of said Section Eleven (11), the Point of Beginning and Southeast corner of herein described tract, said point also being the southwest corner of Parcel 1 of Pinnacle Entertainment Properties;

Thence North 89° 11’ 50” West, parallel with and 120.0 feet North of the South line of said Section Eleven (11), for a distance of 1727.86, the Southwest corner of herein described tract;

Thence North 01° 00’ 04” East for a distance of 2437.02 feet to a point on the left descending bank of the Calcasieu River, the Northwest corner of herein described tract;

Thence meandering along said left descending bank of the Calcasieu River, in a general direction of North 64° 43’ 40” East for a distance of 401.76 feet;

Thence meandering along said left descending bank of the Calcasieu River, in a general direction of North 63° 49’ 10” East for a distance of 489.27 feet, the Northeast corner of herein described tract, said point also being the Northwest corner of Parcel 1 of Pinnacle Entertainment Properties;

Thence South 49° 09’ 02” East, along a line contiguous with the Westerly line of the aforesaid Parcel 1, for a distance of 948.23 feet;

Thence South 00° 53’ 19” West, along said contiguous line, for a distance of 553.77 feet;

Thence South 89° 11’ 50” East, along said contiguous line, for a distance of 200.00 feet;

Thence South 00° 53’ 19” West, along said contiguous line, for a distance of 1671.12 feet to the Point of Beginning.

Herein described tract containing 97.86 acres, more or less.

EXHIBIT C

100’ CONSTRUCTION SERVITUDE

That certain tract or parcel of land lying in Section Eleven (11), Township Ten (10) South, Range Nine (9) West, Calcasieu Parish, Louisiana, being a portion of Lots Eleven (11) and Fourteen (14) of said Section Eleven (11), and being more particularly described as follows to-wit:

Commencing at the Southwest corner of the Barthelemew Lebleu Claim of Irregular Section Thirty-eight (38), Township Ten (10) South, Range Nine (9) West, Calcasieu Parish, Louisiana;

Thence North 22° 21’ 49” East, along the West line of said Section Thirty Eight (38), for a distance of 383.63 feet to a point lying 120.0 feet North of the South line of the aforesaid Section Eleven (11);

Thence North 89° 11’ 50” West, parallel with and 120.0 feet North of the South line of said Section Eleven (11), for a distance of 2046.24 feet to a point 396.82 feet West of the East line of Lot Fourteen (14) of said Section Eleven (11), the Point of Beginning and Southeast corner of herein described tract, said point also being the Southwest corner of Parcel 1 of Pinnacle Entertainment Properties;

Thence North 89° 11’ 50” West, parallel with and 120.0 feet North of the South line of said Section Eleven (11), for a distance of 100.00 feet;

Thence North 00° 53’ 19” East, parallel with and 100.0 feet West of the West line of Parcel 1 of Pinnacle Entertainment Properties, for a distance of 1671.72 feet to the Intersection with Parcel 1 of Pinnacle Entertainment Properties;

Thence South 89° 11’ 50” East, contiguous with the Westerly property line of Parcel 1 of said Pinnacle Entertainment Properties, for a distance of 100.00 feet;

Thence South 00° 53’ 19” West, contiguous with the said West property line of Parcel 1, for a distance of 1671.72 feet to the Point of Beginning.

Herein described tract containing 3.84 acres, more or less.